Exhibit 99.1

PRESS RELEASE

MAA Issues COVID-19 Response and 2020 Guidance Update

GERMANTOWN, Tenn., March 24, 2020 /PR Newswire/ -- Mid-America Apartment Communities, Inc., or MAA (NYSE: MAA), today issued a statement regarding the company’s response to the COVID-19 pandemic.

“The health and wellbeing of our residents, associates and all who visit our properties are MAA’s highest priority,” said Eric Bolton, Chairman and Chief Executive Officer. “We are actively monitoring updates from the Centers for Disease Control and Prevention and complying with state and local orders aimed at slowing the spread of the novel coronavirus by limiting physical contact.” Bolton added, “Our regional and corporate associates are working remotely and our leasing offices, although closed to the public, are functioning virtually to both assist new customers and support our current residents.  Efforts are underway to provide flexibility on April payments with residents who are financially impacted by the pandemic.”

Chief Financial Officer Al Campbell reported: “We expect first quarter 2020 results to be in-line with our previously announced guidance.  Year to date through March 24, 2020, average daily physical occupancy for our same store portfolio is solid at 95.7%.  Our balance sheet remains very strong, with low leverage, significant capacity from undrawn committed credit facilities, and limited near-term debt maturities and funding obligations.  However, as we face uncertainty regarding the economic effects of the pandemic, we are withdrawing our full year 2020 guidance and will update our expectations when we report our first quarter 2020 results on April 29, 2020.”

About MAA

MAA is a self-administered real estate investment trust (“REIT”) and member of the S&P 500. MAA owns and manages apartment communities throughout the Southeast, Southwest and Mid-Atlantic regions of the U.S. and is focused on delivering strong, full-cycle investment performance for shareholders.

Forward-Looking Statements

Sections of this release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements concerning forecasted operating performance and results, property acquisitions and dispositions, joint venture activity, development and renovation activity as well as other capital expenditures, capital raising activities, rent and expense growth, occupancy, financing activities, and interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this release may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved.

The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•	inability to generate sufficient cash flows due to market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors;
•	exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry and sector;
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adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;

•	failure of new acquisitions to achieve anticipated results or be efficiently integrated;
•	failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results;
•	unexpected capital needs;
•	changes in operating costs, including real estate taxes, utilities and insurance costs;
•	inability to obtain appropriate insurance coverage at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverage;
•	ability to obtain financing at favorable rates, if at all, and refinance existing debt as it matures;
•	level and volatility of interest or capitalization rates or capital market conditions;
•	loss of hedge accounting treatment for interest rate swaps;
•	the continuation of the good credit of our interest rate swap providers;
•	price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on financing;
•	the effect of any rating agency actions on the cost and availability of new debt financing;
•	the effect of the phase-out of the London Interbank Offered Rate, or LIBOR, as a variable rate debt benchmark by the end of 2021 and the transition to a different benchmark interest rate;
•	significant decline in market value of real estate serving as collateral for mortgage obligations;
•	significant change in the mortgage financing market that would cause single-family housing, either as an owned or rental product, to become a more significant competitive product;
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our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules;

•	inability to attract and retain qualified personnel;
•	cyber liability or potential liability for breaches of our or our service providers’ information technology systems, or business operations disruptions;
•	potential liability for environmental contamination;
•	adverse legislative or regulatory tax changes;
•	an epidemic, pandemic, disease outbreak (including COVID-19) or other health crisis or public health event, or the worsening of any of the foregoing;
•	legal proceedings relating to various issues, which, among other things, could result in a class action lawsuit;
•	compliance costs associated with laws requiring access for disabled persons or similar regulatory requirements; and
•	other risks identified in this release and, from time to time, in reports we file with the SEC or in other documents that we publicly disseminate.

New factors may also emerge from time to time that could have a material adverse effect on our business.  Except as required by law, we undertake no obligation to publicly update or revise forward-looking statements contained in this release to reflect events, circumstances or changes in expectations after the date of this release.